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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 29, 1996
                                                 ------------------------------

                            THE TRANZONIC COMPANIES
- -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


 Ohio                            1-5774                         34-0664235
- -------------------       ------------------------          -------------------
  (State or other         (Commission File Number)            (I.R.S. Employer
  jurisdiction of                                            Identification
  incorporation)                                                  Number)



     30195 Chagrin Boulevard, Pepper Pike, Ohio                     44124
     ------------------------------------------              ------------------
      (Address of principal executive offices)                    (ZIP Code)



Registrant's telephone number, including area code:  (216)831-5757
                                                   ----------------------------


                                     N/A
- -------------------------------------------------------------------------------
         (Former name or former address if changed from last report)
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Item 2.       ACQUISITION OR DISPOSITION OF ASSETS
- ------        ------------------------------------

              (a) On February 29, 1996, Whitney-Corr-Pak International, Inc. ("Buyer") entered into an Asset Purchase Agreement (the "Agreement") with the Registrant and its wholly-owned subsidiaries, Design Trend, Inc. and Ever-Ready Appliance Mfg. Co. (collectively, the "Subsidiaries"), pursuant to which Buyer agreed to purchase substantially all of the assets of the Subsidiaries (the "Assets"). The Assets sold include the accounts receivable, proprietary rights, contract and leasehold rights, machinery, equipment, inventory, supplies, goodwill and other tangible and intangible assets of the Subsidiaries which were used by the Subsidiaries in connection the design, production, manufacture and sale of laundry products, closet storage and closet organization products, cedar storage products, and personal travel organizers (the "Business").

              Pursuant to the Agreement and as a result of arm's length negotiations between the parties, Buyer paid to the Registrant and the Subsidiaries on March 29, 1996 (the "Closing Date"), $10,100,000 (the "Purchase Price"), in cash subject to certain adjustments by reason of working capital in existence on the Closing Date compared with average working capital during a specified twelve-month period prior to the Closing Date. Buyer assumed as of the Closing Date certain specified liabilities of the Subsidiaries related to the Business, including certain current liabilities. Except as specifically provided in the Agreement, the Registrant and the Subsidiaries generally retained all liabilities of the business arising from the operations, activities and transactions of the Business through the Closing Date.

        Pursuant to the Agreement, the Registrant and the Subsidiaries made various representations and warranties regarding such entities and the Business and have agreed, subject to certain limitations, to indemnify Buyer for any breaches thereof. The Registrant and the Subsidiaries also agreed not to compete with the Business for a period of five years.





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 Item 7.                FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
 -------                -----------------------------------------------------
                        AND EXHIBITS
                        ------------

(a)   Financial Statements of Business Acquired.
      -----------------------------------------

      Not applicable

(b)   Pro Forma Financial Information Unaudited
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              It is impractical to provide the required financial statements for the acquired business at the time this Report on Form 8-K is filed. None of the required financial statements are available at this time. The following required financial statements will be filed by the Registrant by means of an amendment to this Report on or about May 31, 1996:

              1. The Tranzonic Companies Unaudited Pro Forma Combined Condensed Consolidated Statement of Earnings for the year ended February 29, 1996.

              2. The Tranzonic Companies Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet dated February 29, 1996.


(c)   Exhibits.
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              10.1.    Asset Purchase Agreement by and among Whitney-Corr-Pak
                       International, Inc., The Tranzonic Companies, Design Trend, Inc. and Ever-Ready Appliance Mfg. Co. dated February 29, 1996.





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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  April 11, 1996                   THE TRANZONIC COMPANIES


                                        By: /s/ Robert S. Reitman
                                           -------------------------
                                           Name:   Robert S. Reitman
                                           Title:  President





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